EXHIBIT 23.4

                         CONSENT OF BREYER & AGUGGIA

                                                         September 2, 1997

Board of Directors
Northeast Bancorp

RE: Northeast Bancorp Registration Statement on Form S-4

Gentlemen:

      We hereby consent to the inclusion of our form of our federal tax opinion as an exhibit to the Registration Statement and to the reference to us in the Prospectus/Proxy Statement included therein under the heading "THE MERGER-Certain Federal Income Tax Consequences."

                                       Sincerely,

Washington, D.C.                       /s/ Breyer & Aguggia
                                           Breyer & Aguggia

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